                                             Exhibit 10(b)


                               CONSENT OF COUNSEL

     I hereby consent to the reference to me in Post-effective Amendment No. 8 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F under the caption "Legal Matters" in the Prospectus contained therein.


                                   DAVID D. HORN, ESQ.



April 30, 1997